UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2016

Accuride Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 962-5000

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

On November 4, 2016, the Board of Directors of Accuride Corporation (the “Company”) distributed a letter to the Company’s stockholders related to the proposed merger contemplated by the Agreement and Plan of Merger, dated September 2, 2016, by and among the Company, Armor Parent Corp. and Armor Merger Sub Corp. (such merger, the “proposed transaction” and such agreement, the “Merger Agreement”). The Company also issued a press release announcing the distribution of such letter. A copy of the press release which included the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information

In connection with the proposed transaction, on October 17, 2016, the Company filed with the Securities and Exchange Commission (the “SEC”) and sent to its stockholders a definitive proxy statement. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ARMOR PARENT CORP., ARMOR MERGER SUB CORP. AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.accuridecorp.com or by sending a written request to the Company at 7140 Office Circle, Evansville, Indiana 47715, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, as well as any direct or indirect interests such persons may have in the proposed transaction, is set forth in the definitive proxy statement for the Company’s 2016 Annual Meeting of Stockholders and the definitive proxy statement filed in connection with the proposed transaction.

Forward-Looking Statements:

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements” within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain stockholder approval for the proposed transaction; (2) the conditions to the closing of the proposed transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the proposed transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the proposed transaction; (5) the outcome of any legal proceedings related to the proposed transaction; (6) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (9) the failure by Parent or Merger Sub to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed transaction; and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. If the proposed transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the definitive proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the definitive proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, are available on the SEC’s website at www.sec.gov.

Item 9.01.            Financial Statements and Exhibits

              (d)           Exhibits

99.1	Press Release, dated November 4, 2016, entitled “Accuride Corporation Sends Letter to Shareholders and Recommends a Vote “FOR” the Crestview Transaction on the WHITE Proxy Card Today”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

	By:	/s/ Stephen A. Martin
Name: Stephen A. Martin
Title: Senior Vice President / General Counsel

Dated: November 4, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 4, 2016, entitled “Accuride Corporation Sends Letter to Shareholders and Recommends a Vote “FOR” the Crestview Transaction on the WHITE Proxy Card Today”.